CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Floating Rate High Income Fund
Credit Suisse Multialternative Strategy Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Strategic Income Fund

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(collectively, the "Funds")

Supplement to the Summary Prospectuses, Statutory Prospectus and
Statement of Additional Information, each dated February 28, 2023 or May 1, 2023, as applicable

On June 12, 2023 (the "Closing Date"), Credit Suisse Group AG ("CS Group") merged with and into UBS Group AG, a global financial services company ("UBS Group"), with UBS Group remaining as the surviving company (the "Transaction"), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse Asset Management, LLC ("Credit Suisse"), each Fund's investment manager, Credit Suisse Securities (USA) LLC ("CSSU"), each Fund's distributor, and Credit Suisse Asset Management Limited ("Credit Suisse UK"), the sub-adviser to Credit Suisse Strategic Income Fund. As a result of the Transaction, each of Credit Suisse, CSSU and Credit Suisse UK is now an indirect wholly-owned subsidiary of UBS Group.

Each Fund's investment advisory agreement with Credit Suisse and the sub-advisory agreement between Credit Suisse and Credit Suisse UK with respect to Credit Suisse Strategic Income Fund may be deemed to have terminated under applicable law in connection with the closing of the Transaction. The Funds' Board of Trustees (the "Board") approved interim investment advisory and sub-advisory agreements, as applicable, for the Funds, which took effect on the Closing Date and permit Credit Suisse and Credit Suisse UK to continue to provide investment advisory services to the Funds (for a maximum period of up to 150 days following the Closing Date) until the Funds obtain shareholder approval of new investment advisory and sub-advisory agreements, as applicable.

In addition, on June 7, 2023, Credit Suisse, CSSU, Credit Suisse UK and certain of their affiliates filed an application (the "Application") for a waiver from disqualification under Section 9(a) of the Investment Company Act of 1940 (the "1940 Act") from serving as investment adviser and principal underwriter, as applicable, to registered investment companies, including the Funds, in connection with a consent order and final judgment (the "Consent Judgment") filed in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of Credit Suisse's affiliates, including CSSU, but did not involve the Funds or the services that Credit Suisse, CSSU and Credit Suisse UK and their affiliates provided to the Funds. Because Credit Suisse and Credit Suisse UK are affiliates of the entities subject to the Consent Judgment, they could also be subject to disqualification under Section 9(a), despite not being involved in the conduct underlying the Consent Judgment. Upon learning of the terms of the Consent Judgment and the potential consequences thereof under Section 9(a), Credit Suisse promptly contacted the Board and the Staff of the Securities and Exchange Commission (the "SEC"), including with respect to Credit Suisse's view (as supported by outside counsel to the Funds) that the Consent Judgment was not disqualifying. Since the Consent Judgment was entered, Credit Suisse, CSSU and Credit Suisse UK have continued to provide investment advisory and distribution services to the Funds, as applicable (the "Services").

As requested in the Application, the SEC granted a temporary waiver from Section 9(a) to Credit Suisse, CSSU, Credit Suisse UK and their affiliates, as well as to UBS Group and its affiliates ("UBS"), on June 7, 2023. The temporary waiver became effective on the Closing Date. Credit Suisse, CSSU, Credit Suisse UK and certain of their affiliates also applied for (i) a time-limited exemption from Section 9(a) (the "Time-Limited Exemption"), which, if granted, would enable Credit Suisse, CSSU and Credit Suisse UK to provide the Services to the Funds until the 12-month anniversary of the Closing Date (by which point it is currently anticipated that the Services will be transferred to one or more UBS asset management affiliates), and (ii) a permanent exemption from Section 9(a) for UBS (together with the Time-Limited Exemption, the "Exemptions"). The SEC has not yet taken final action on the application for the Exemptions.

No immediate changes to each Fund's investment strategies or portfolio managers in connection with the Transaction or the Time-Limited Exemption are anticipated at this time. It is currently expected that the Services will be transferred from Credit Suisse, CSSU and Credit Suisse UK, as applicable, to UBS within one year of the Closing Date, subject to any approvals deemed necessary. However, such changes have not yet been finalized. Until such time that the Services are transferred, Credit Suisse, CSSU and Credit Suisse UK expect to continue to provide the Services to the Funds. If the Services are not transferred to UBS (or another third party) prior to termination of the Time-Limited Exemption, it is expected that Credit Suisse, CSSU and Credit Suisse UK will be disqualified from providing the Services to the Funds.

Shareholders should retain this supplement for future reference.

Dated: June 13, 2023	16-0623 for CS-PRO COM-SUMPRO FRHI-SUMPRO MSF-SUMPRO MFS-SUMPRO SIF-SUMPRO TRCRS-PRO TRCRS-SUMPRO 2023-004